VegaShares SpaceX & Beyond Earth ETF Trading Symbol: XSPC Listed on The Nasdaq Stock Market, LLC Summary Prospectus June 14, 2026 www.VegaSharesETFs.com

Before you invest, you may want to review the VegaShares SpaceX & Beyond Earth ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 14, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.VegaSharesETFs.com. You can also get this information at no cost by calling at (888) 862-3299 or by sending an e-mail request to info@VegaSharesETFs.com.

Investment Objective

The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (“Excluded Expenses”).

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing in companies that, as determined by Vega Capital Partners LLC (the “Sub-Adviser” or “Vega”), appear best positioned to benefit from, or that are otherwise exposed to, the growth and commercial adoption of private, commercial space services and related technologies (e.g., launch and satellite communication services offered by such companies) (“Commercial Space Ecosystem Companies”), including investments in Space Exploration Technologies Corporation (Nasdaq: SPCX) (“SpaceX”). There can be no assurance, however, that such growth or commercial adoption will continue or that SpaceX or any other Commercial Space Ecosystem Companies will benefit as anticipated.

SpaceX and Commercial Space Ecosystem Companies: The Fund will invest in SpaceX and other Commercial Space Ecosystem companies with the following attributes:

●	Suppliers and Service Providers to SpaceX and Commercial Space Ecosystem Companies. These companies include businesses that manufacture or supply hardware, components, or materials used in space launch vehicles and satellite networks, such as SpaceX’s Starlink division (“Starlink”), as well as those technology companies that provide the software, networking, cloud, and data infrastructure that support their operations. Examples include aerospace and satellite component manufacturers, ground station operators, networking and data-center service providers, and developers of the core software and systems that enable SpaceX and other Commercial Space Ecosystem Companies to launch satellite communications platforms (e.g., Starlink).

●	Business Clients of SpaceX and Commercial Space Ecosystem Companies. These companies include organizations that purchase or utilize SpaceX’s or other companies’ launch services or satellite communications (e.g., Starlink) connectivity for commercial, institutional, or governmental operations and that, in the Sub-Adviser’s determination, have experienced or appear likely to experience meaningful revenue growth or cost savings from such use. Examples include satellite operators procuring launch services, telecommunications carriers and internet service providers integrating satellite constellations to provide internet connectivity and extend their networks, maritime and aviation operators adopting satellite communications for fleet connectivity, energy and industrial enterprises connecting remote assets, and systems integrators enabling end-user deployment of satellite-based solutions.

●	Space Launch and Satellite Platforms. These companies include those that develop or operate their own launch services, satellite constellations, or other commercial space or communications platforms, including SpaceX, companies that are direct competitors with SpaceX, as well as technology companies developing complementary or enabling systems that support or compete within the broader commercial space and satellite communications ecosystem.

SpaceX became a publicly traded company when it completed its initial public offering (“IPO”) and its shares commenced trading on Nasdaq at or about June 12, 2026. The Fund intends to invest, in SpaceX’s securities in amounts expected to be meaningfully higher than the general allocation ranges described under “Fund Attributes” below. This elevated exposure to SpaceX may continue for a period of time following its IPO, and for a duration as determined by the Sub-Adviser taking into account whether, and for how long, such elevated exposure to SpaceX in the portfolio, as compared to other Commercial Space Ecosystem Companies, may potentially enhance the Fund’s overall performance and benefit shareholders. Any such elevated investment exposure, however, will remain subject to the Fund’s adherence to its investment objective, liquidity and risk management considerations, market conditions, and applicable law.

Portfolio Selection Process:

The Sub-Adviser utilizes an actively managed, rules-informed investment process that combines systematic analysis with the Sub-Adviser’s investment judgment. In selecting investments for the Fund in Commercial Space Ecosystem Companies, in addition to SpaceX, the Sub-Adviser considers a variety of factors, including:

●	the company’s actual or estimated exposure to demand for commercial space or satellite communication services and related technologies;
●	fundamental measures of business quality, such as earnings growth, return on equity, free cash flow generation, and balance sheet strength;
●	the liquidity and tradability of the company’s securities; and
●	price and analyst estimate trends.

The Sub-Adviser monitors the Fund’s holdings on an ongoing basis and reallocates the Fund’s portfolio holdings at least quarterly. The Sub-Adviser may reallocate the Fund’s portfolio holdings more frequently as it determines appropriate.

The Fund’s invests in securities of Commercial Space Ecosystem Companies other than SpaceX, as selected by the Sub-Adviser, may be made as of or shortly after such companies’ completion of an IPO. Such companies may become publicly traded through transactions involving special purpose acquisition companies (“SPACs”) or may become publicly traded through business combinations involving SPACs (“de-SPAC transactions”).

Fund Attributes:

The Fund may invest in securities of issuers of any market capitalization and may invest in foreign securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may invest in small-, mid-, and large-capitalization companies, with a minimum market capitalization threshold of $250 million.

The Fund’s portfolio will generally be comprised of between 20 and 30 portfolio companies. At the time of purchase, individual position sizes generally represent approximately 3% to 10% of the Fund’s net assets. These parameters are intended as guidelines rather than strict limits. However, as described above, the Fund intends to maintain a meaningful higher weighting in SpaceX (for a period following its June 2026 IPO), than the weightings allocated to other Commercial Space Ecosystem Companies within the Fund’s portfolio.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in equity securities of SpaceX and other Commercial Space Ecosystem Companies. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its total assets) in the industries or groups of related industries that SpaceX and other Commercial Space Ecosystem Companies operate within. As of the date of this Prospectus, SpaceX and Commercial Space Ecosystem Companies operated generally within the information technology and industrials sectors.

The Fund is classified as non-diversified under the 1940 Act, which may increase the impact of a single issuer on the Fund’s results.

Additional Information About Space Exploration Technologies Corporation (“SpaceX”)

SpaceX is a company which recently completed its initial public offering, and that is building the integrated hardware and software infrastructure of the future across space, connectivity, and artificial intelligence (AI). SpaceX designs, manufactures, launches, and operates products and services built on modern and emerging technologies, including advanced rockets, spacecraft and AI. Founded in 2002 by Elon Musk, SpaceX develops and operates launch vehicles for commercial, government, and defense customers, and provides satellite-based broadband services through its Starlink network. The company is a leading participant in the commercial space industry, contributing to the expansion of global satellite communications, orbital launch capabilities and AI technologies.

SpaceX’s common stock is listed on the Nasdaq Stock Market LLC (Nasdaq: SPCX). SpaceX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by SpaceX pursuant to the Exchange Act can be located by reference to SEC file number 333-296070 through the SEC’s website at www.sec.gov.

Additional information regarding SpaceX may be obtained from other publicly available sources, including company statements, press releases, news articles, and industry publications.

This document relates only to the securities offered hereby and does not relate to the shares of SpaceX or other securities of SpaceX. The Fund has derived all disclosures contained in this document regarding SpaceX from the publicly available documents. None of the Fund, Tidal Trust IV (the “Trust”), the Adviser, the Sub-Adviser, or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to SpaceX. None of the Fund, the Trust, the Adviser, the Sub-Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding SpaceX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) have been publicly disclosed or reflected in the valuation of any securities of SpaceX, if and when such securities become publicly traded, or in the share price of the Fund. If the Fund invests in SpaceX, subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning SpaceX could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, the Sub-Adviser or their respective affiliates makes any representation to you as to the performance of SpaceX.

NONE OF THE FUND, TIDAL TRUST IV, TIDAL INVESTMENTS LLC, OR VEGA CAPITAL PARTNERS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH SPACE EXPLORATION TECHNOLOGIES CORPORATION. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, SPACE EXPLORATION TECHNOLOGIES CORPORATION.

Moreover, Space Exploration Technologies Corporation has not participated in the development of the Fund’s investment strategy. Space Exploration Technologies Corporation does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. Space Exploration Technologies Corporation does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by Space Exploration Technologies Corporation.

None of the Fund, the Trust, the Adviser, the Sub-Adviser or their respective affiliates claim any ownership interest in any trademarks owned by SpaceX or its affiliates. All rights in the trademarks are reserved by their respective owners.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

SpaceX Investment Risks. The Fund will invest in the securities of SpaceX. Investments in the securities of SpaceX involve significant risks that may differ from, and potentially exceed, the risks associated with investments in other issuers.

●	Business and Operational Risks. SpaceX operates in a highly capital-intensive, technologically complex, and competitive industry characterized by rapid innovation, significant research and development costs, and uncertain commercial demand for launch and satellite services. The company’s future growth and profitability will depend on its ability to execute successful launches, maintain cost efficiencies in rocket and satellite production, scale its Starlink broadband network, and manage risks inherent in manufacturing, launch operations, and orbital deployment. Operational failures, launch anomalies, manufacturing defects, or disruptions in critical infrastructure or supply chains could materially affect its business and financial condition.

●	Regulatory and Legal Risks. SpaceX’s operations are subject to extensive regulation by U.S. and foreign governmental authorities, including those governing launch licensing, airspace and orbital traffic management, spectrum allocation, export controls, and environmental and safety compliance. Changes in laws, regulations, or enforcement priorities, or the denial, delay, or revocation of necessary licenses or approvals, could materially restrict SpaceX’s activities or increase compliance costs. In addition, the global expansion of Starlink’s broadband services subjects SpaceX to international telecommunications, data privacy, and national security regulations, which may vary across jurisdictions and involve significant legal complexity and compliance risk.

●	Concentration Risks. SpaceX may rely on a limited number of government and commercial customers for a substantial portion of its revenue, including contracts with NASA, the U.S. Department of Defense, and other public-sector entities. The termination, modification, or non-renewal of any such contracts could adversely affect the company’s financial results. SpaceX also depends heavily on key suppliers for rocket engines, materials, and components, as well as on the performance of its Starlink satellite network.

●	Elon Musk’s Influence on SpaceX Risk. The stock price of SpaceX may be significantly impacted by the actions, decisions, and public statements of its CEO, Elon Musk. His social media activity, interviews, and public remarks have, at times, resulted in regulatory scrutiny and legal proceedings. His involvement in multiple high-profile ventures, such as Tesla and X (formerly Twitter), may also raise concerns about his focus on SpaceX. Furthermore, any potential reduction in his role or departure from SpaceX could negatively affect investor sentiment. Given Mr. Musk’s influence, if SpaceX becomes a public company, its valuation may be subject to sudden and unpredictable changes, which could materially impact the Fund’s performance.

●	Newly Public Company Risks. If SpaceX becomes a publicly traded company, investments in its securities would be subject to risks associated both with newly public companies and with issuers whose valuations depend heavily on expectations of future growth and innovation. The market price of SpaceX’s securities, if publicly traded, may be highly volatile and subject to substantial fluctuations due to factors such as investor sentiment toward AI technologies, competitive developments within the AI industry, changes in regulatory or policy environments, and shifts in technological or market outlooks. Because SpaceX’s valuation may be driven by anticipated rather than realized performance, its securities could experience significant declines in value if market expectations are not met. As a newly public company, SpaceX would also face risks and uncertainties not typically encountered by more established public companies. SpaceX may have limited experience operating as a public company and may encounter difficulties in establishing and maintaining the internal controls, disclosure procedures, and compliance systems required under the Exchange Act, the Sarbanes–Oxley Act of 2002, and the listing standards of any national securities exchange on which its securities are traded. The company could incur substantial additional expenses and management burdens associated with public company reporting, auditing, legal compliance, investor relations, and disclosure obligations. Trading in SpaceX’s securities may be characterized by limited liquidity, which could exacerbate volatility and magnify price movements unrelated to the company’s underlying performance. Moreover, SpaceX’s management and key personnel may have limited or no prior experience managing a publicly traded company. Any failure to maintain effective internal controls, financial reporting systems, or investor communications could adversely affect investor confidence, damage SpaceX’s reputation, and negatively impact the market value of its securities.

The foregoing SpaceX risk disclosures are based solely on publicly available information. As a result, the risks described above may not reflect all of the material risks that could be associated with an investment in SpaceX’s securities. Additional or undisclosed risks could materially and adversely affect the value of the Fund’s investment in SpaceX.

Commercial Space Industry Risks. Companies engaged in the commercial space industry operate in a highly capital-intensive and technologically complex environment characterized by rapid innovation, long development timelines, and uncertain demand. The success of such companies depends on their ability to achieve reliable and cost-effective launch capabilities, maintain technological competitiveness, and secure sufficient funding for research, development, and production. Launch failures, manufacturing defects, or schedule delays can materially affect financial performance. The industry is also subject to evolving government policies and regulatory frameworks governing launch licensing, export controls, safety, and environmental compliance. Changes in these regulations, reductions in public-sector funding, or increased competition from domestic or foreign providers could result in pricing pressure, lower utilization rates, or diminished growth opportunities.

Satellite Communications Industry Risks. Companies involved in the satellite communications and broadband industry face significant technological, operational, and competitive risks. These businesses require large upfront capital investments to develop and maintain extensive satellite constellations, ground infrastructure, and network operations. They also depend on continued access to radio spectrum and orbital slots, which are subject to regulatory approval and potential international coordination challenges. Competition from other satellite operators and from terrestrial broadband and fiber-optic networks may limit pricing power and market share. The performance of such companies can be affected by global economic conditions, shifting regulatory requirements, and geopolitical developments that influence spectrum allocation, market access, and supply chain stability. External factors such as adverse weather, space weather events, or orbital debris collisions may further disrupt operations or cause substantial losses.

Technology Sector Risks. The Fund will invest substantially in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Industrials Sector Risk. Companies operating in the industrials sector or issuers in industrials-related industries may be significantly affected by, among other things, worldwide economic growth, changes in supply and demand for specific products and services, product obsolescence, rapid technological developments, international, political and economic developments, environmental issues, tax and governmental regulatory policies, claims for environmental damage or product liability and general economic conditions. Any factors adversely affecting companies in the industrials sector could have a significant adverse impact on the Fund’s performance.

Artificial Intelligence Risk. Issuers engaged in artificial intelligence typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an artificial intelligence company. Generative AI systems may produce output that is inaccurate (for example, “hallucinations”), incomplete, misleading, biased, or based on incorrect or outdated data, and such output may appear authoritative even when inaccurate, which can make errors difficult to detect.

Communication Sector Risks. The Fund may invest significantly in companies in the communications sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

IPO Risks. The Fund may purchase securities of companies that are offered in an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

SPAC and De-SPAC Risks. The Fund may invest in securities of companies that have recently completed IPOs and may have become publicly traded through transactions involving SPACs or de-SPAC transactions. These securities may be less seasoned, lack a meaningful trading history, have limited public information and research coverage, and involve risks similar to those of venture capital or other private equity investments. As a result, their prices may be volatile, subject to speculative trading, and susceptible to rapid and substantial declines in value. These securities may have experienced significant price appreciation in connection with an IPO, SPAC transaction or de-SPAC transaction prior to the Fund’s investment, but there can be no assurance that such price performance will continue.

SPACs are shell or blank check companies that raise capital in an IPO for the purpose of identifying and completing a business combination with a private operating company. Until a business combination is completed, a SPAC typically invests its assets in U.S. government securities, money market instruments and cash and generally does not conduct substantive business operations, which may result in little or no income. The value of SPAC securities is dependent on the SPAC’s ability to identify and consummate a successful business combination, and there is no guarantee that a SPAC will complete a business combination or that any transaction completed will be successful or yield positive returns. The market’s perception of a SPAC’s prospects, including the likelihood and terms of a business combination, can materially affect the market value of the SPAC’s securities.

Investments in SPACs and securities resulting from de-SPAC transactions involve risks in addition to those associated with traditional IPOs and other equity securities. Conflicts of interest may arise among a SPAC’s sponsors, affiliates, officers, directors, or promoters and unaffiliated security holders, including in connection with decisions whether to proceed with a business combination or the amount and timing of redemptions. A SPAC’s sponsor or related parties may have economic incentives that differ from those of public stockholders. The interests of early investors and sponsors may be reflected in the SPAC’s valuation or structure in ways that do not align with the interests of the Fund or the Fund’s shareholders.

SPAC securities may trade at prices that deviate from their net asset value, may have limited liquidity, and may be subject to significant price fluctuations, including in connection with the release of lock-up restrictions or other transfer restrictions on sponsor or early investor holdings. Dilution of equity interests may occur as a result of redemption activity, sponsor or promoter compensation arrangements, underwriting fees, warrants, convertible securities or financing transactions associated with de-SPAC transactions. Recent regulatory developments require enhanced disclosures regarding SPAC sponsors, conflicts of interest and potential dilution in SPAC IPOs and de-SPAC transactions, and increased investor protections designed to align regulatory treatment more closely with that of traditional IPOs, but these measures may not eliminate the inherent risks of these securities.

Concentration Risk. The Fund’s investments will be concentrated in industries or groups of related industries that comprise the information technology and industrials sectors. As a result, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Unrelated Business Risk. Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant thematic category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the thematic categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Currency Risk. Changes in currency exchange rates can negatively affect securities denominated in and/or receiving revenues in foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks.

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

●	South Korea Risk. The Fund may invest significantly in the securities of South Korean issuers, subjecting it to certain risks specifically associated with investments in the securities of South Korean issuers. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, especially to other Asian countries and the U.S., and disruptions or decreases in trade activity could lead to further declines. The South Korean economy’s dependence on the economies of Asia and the U.S. means that a reduction in spending by these economies on South Korean products and services or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on the Fund’s investments. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea.

●	Taiwan Risk. The Fund may invest significantly in the securities of Taiwanese issuers, subjecting it to certain risks specifically associated with investments in the securities of Taiwanese issuers. Taiwan’s economy is more sensitive than others to changes in exports and global trading, and to tensions in Taiwan’s relationship with China. Taiwan is more dependent than other countries on imports of raw materials. Tensions between Taiwan and China over Taiwan’s independence could materially adversely affect companies in Taiwan Depositary Receipt Risk. In addition, Taiwan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact Taiwan’s economy or business operations of companies in Taiwan.

●	Japan Risk. The Fund may invest significantly in the securities of Japanese issuers, subjecting it to certain risks specifically associated with investments in the securities of Japanese issuers. For instance, financial, economic or political instabilities that impact Japan, but that do not impact the broader Asian-Pacific region, could impact the Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, and a heavy reliance on international trade. In addition, Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact Japan’s economy or business operations of companies in Japan.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Capitalization Risk

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. Small-cap companies may be less stable and more susceptible to market changes, with their securities being more volatile and less liquid.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. The Sub-Adviser is newly registered with the SEC and has limited experience with managing an exchange-traded fund regulated under the 1940 Act, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.VegaSharesETFs.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Vega Capital Partners LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are primarily responsible for the day-to-day management of the Fund:

Sunny Wong, Co-Founder and Managing Partner of the Sub-Adviser, has been a portfolio manager of the Fund since 2026.

Adam Stempel, Co-Founder and Managing Partner of the Sub-Adviser, has been a portfolio manager of the Fund since 2026.

Quao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

Andy Hicks, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.VegaSharesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.